Exhibit 99.1

Retail Value Inc. Quarterly Financial Supplement For the period ended March 31, 2020 rvi

R

Retail Value Inc.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1-6

Company Summary
Portfolio Summary	7
Top 35 Tenants	8
Lease Expirations	9

Investments
Dispositions	10

Debt Summary
Capital Structure	11

Shopping Center Summary
Property List	12

Reporting Policies and Other
Notable Accounting and Supplemental Policies	13
Non-GAAP Measures	14-15

RVI considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the outbreak of COVID-19 on the Company’s ability to manage its properties, finance its operations and perform necessary administrative and reporting functions and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay rent; our ability to sell assets on commercially reasonable terms; our ability to complete dispositions of assets under contract; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions and natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions and natural disasters; local conditions such as an increase in the supply of, or a reduction in demand for, retail real estate in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing arrangements and  our ability to satisfy conditions to the completion of these arrangements; changes with respect to the Puerto Rican economy and government; the ability to secure and maintain management services provided to us, including pursuant to our external management agreement with one or more subsidiaries of SITE Centers; and our ability to maintain our REIT status.  For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s most recent reports on Form 10-K and Form 10-Q.  The impacts of COVID-19 may also exacerbate the risks described therein, any of which could have a material effect on the Company.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Retail Value Inc.	For additional information:
3300 Enterprise Parkway	Christa Vesy, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

Retail Value Inc. Reports First Quarter 2020 Operating Results

BEACHWOOD, OHIO, May 1, 2020 – Retail Value Inc. (NYSE: RVI) today announced operating results for the quarter ended March 31, 2020.

Results for the Quarter

•

First quarter net loss attributable to common shareholders was $13.1 million, or $0.66 per diluted share as compared to net loss of $10 thousand, or $0.00 per share, in the year ago-period.  The year-over-year increase in net loss is primarily attributable to an increase in impairment charges and lower gain on sale of assets and the dilutive effect of asset sales offset by reduced interest expense and debt extinguishment costs.

•

First quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $20.3 million, or $1.03 per diluted share, compared to $24.3 million, or $1.29 per diluted share, in the year ago-period.  The year-over-year decrease in OFFO is primarily attributable to the impact of asset sales.

•	Sold three shopping centers for an aggregate sales price of $155.6 million.
•	The Continental U.S. leased rate was 89.6% as compared to 90.6% at December 31, 2019 due to lease expirations and assets sold in first quarter.
•	The Puerto Rico leased rate was 85.8% as compared to 84.7% at December 31, 2019 primarily due to the reopening of an anchor lease tenant that had closed in 2017 due to the hurricane.

Key Quarterly Operating Results

The following metrics are as of March 31, 2020:

	Continental U.S.	Puerto Rico
Shopping Center Count	14	12
Gross Leasable Area (thousands)	5,805	4,435
Base Rent PSF	$13.00	$19.85
Leased Rate	89.6%	85.8%
Commenced Rate	89.3%	83.4%
NOI-Quarter (millions)	$15.5	$15.5

Impact of COVID-19

The Company implemented a COVID-19 response plan that included enacting protocols in line with government guidelines at Company-owned shopping centers to keep its properties operational and working with tenants to access small business resources including those provided by the Payroll Protection Program (PPP).

The impact to the portfolio as of April 29, 2020 is as follows:

	Continental U.S.	Puerto Rico
% of Tenants open and operating (pro rata rent)	49%	37%
% of April rent paid	44%	36%

In addition, during the first quarter the Company’s NOI was reduced by $1.2 million of straight-line rent reserves and bad debt triggered by the impact of COVID-19.

About RVI

RVI is an independent publicly traded company trading under the ticker symbol “RVI” on the New York Stock Exchange.  RVI holds assets in the continental U.S. and Puerto Rico and is managed by one or more subsidiaries of SITE Centers Corp. RVI focuses on realizing value in its business through operations and sales of its assets.  Additional information about RVI is available at www.retailvalueinc.com.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance.  Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT.  The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP) adjusted to exclude (i) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, if any, (ii) impairment charges on real estate property and related investments and (iii) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.  The Company calculates Operating FFO by excluding certain non-operating charges and income.  Operating FFO is useful to investors as the Company removes non-comparable charges and income to analyze the results of its operations and assess performance of the core operating real estate portfolio.  Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

FFO, Operating FFO and NOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity.  Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

RVI considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the outbreak of COVID-19 on the Company’s ability to manage its properties, finance its operations and perform necessary administrative and reporting functions and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay rent; our ability to sell assets on commercially reasonable terms; our ability to complete dispositions of assets under contract; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions and natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions and natural disasters; local conditions such as an increase in the supply of, or a reduction in demand for, retail real estate in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing arrangements and  our ability to satisfy conditions to the completion of these arrangements; changes with respect to the Puerto Rican economy and government; the ability to secure and maintain management services provided to us, including pursuant to our external management agreement with one or more subsidiaries of SITE Centers; and our ability to maintain our REIT status.  For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s most recent reports on Form 10-K and Form 10-Q.  The impacts of COVID-19 may also exacerbate the risks described therein, any of which could have a material effect on the Company.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Retail Value Inc.

Income Statement

	in thousands, except per share
		1Q20	1Q20	Total
		Continental U.S.	Puerto Rico	1Q20

	Revenues:
	Rental income (1)	$24,931	$25,399	$50,330
	Other property revenues	24	15	39
		24,955	25,414	50,369
	Expenses:
	Operating and maintenance (2)	4,889	8,725	13,614
	Real estate taxes	4,488	1,231	5,719
		9,377	9,956	19,333

	Net operating income (3)	15,578	15,458	31,036

	Other income (expense):
	Asset management fees			(2,324)
	Interest expense, net			(7,292)
	Depreciation and amortization			(16,470)
	General and administrative			(1,077)
	Impairment charges			(15,910)
	Debt extinguishment costs, net			(3,965)
	Other expense, net			334
	Gain on disposition of real estate, net (4)			2,674
	Loss before other items			(12,994)

	Tax expense			(73)
	Net loss			($13,067)

	Weighted average shares – Basic & Diluted – EPS			19,749

	Earnings per common share – Basic & Diluted			($0.66)

	Revenue items:
(1)	Minimum rents	17,012	14,379	31,391
	Ground lease minimum rents	1,205	2,001	3,206
	Percentage and overage rent	97	920	1,017
	Recoveries	6,646	6,250	12,896
	Lease termination fees	500	0	500
	Ancillary and other rental income	322	1,856	2,178
	Bad debt	(851)	(7)	(858)

(2)	Operating expenses:
	Property management fees	(1,099)	(1,453)	(2,552)

(3)	NOI from assets sold			1,680

(4)	SITE Centers disposition fees			(1,556)

Retail Value Inc.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
1Q20

Net loss attributable to Common Shareholders	($13,067)
Depreciation and amortization of real estate	16,453
Impairment of real estate	15,910
Gain on disposition of real estate, net	(2,674)
FFO attributable to Common Shareholders	$16,622

Debt extinguishment, transaction, other, net	3,631
Total non-operating items, net	3,631
Operating FFO attributable to Common Shareholders	$20,253

Weighted average shares and units – Basic & Diluted – FFO & OFFO	19,749

FFO per share – Basic & Diluted	$0.84
Operating FFO per share – Basic & Diluted	$1.03
Common stock dividends declared, per share	N/A

Certain non-cash items:
Straight-line rent	(1,108)
Straight-line fixed CAM	101
Loan cost amortization	(1,020)
Non-real estate depreciation expense	(17)

Capital expenditures:
Maintenance capital expenditures	18
Tenant allowances and landlord work	591
Leasing commissions - SITE Centers	1,231
Leasing commissions - external	87
Hurricane restorations	3,474

Retail Value Inc.

Balance Sheet

	$ in thousands
		At Period End
		1Q20	4Q19

	Assets:
	Land	$469,890	$522,393
	Buildings	1,230,987	1,380,984
	Fixtures and tenant improvements	140,181	152,426
		1,841,058	2,055,803
	Depreciation	(624,546)	(670,509)
		1,216,512	1,385,294
	Construction in progress and land	2,242	2,017
	Real estate, net	1,218,754	1,387,311

	Cash	92,366	71,047
	Restricted cash (1)	81,268	112,246
	Receivables and straight-line (2)	21,407	25,195
	Intangible assets, net (3)	15,036	19,573
	Other assets, net	11,837	11,315
	Total Assets	1,440,668	1,626,687

	Liabilities and Equity:
	Secured debt	505,790	655,833

	Payable to SITE	105	105
	Dividends payable	0	39,057
	Other liabilities (4)	41,838	53,789
	Total Liabilities	547,733	748,784

	Redeemable preferred equity	190,000	190,000

	Common shares	1,982	1,905
	Paid-in capital	720,893	692,871
	Distributions in excess of net income	(19,924)	(6,857)
	Common shares in treasury at cost	(16)	(16)
	Total Equity	702,935	687,903

	Total Liabilities and Equity	$1,440,668	$1,626,687

(1)	Asset sale proceeds	0	17,388
	Other escrows	81,268	94,858

(2)	SL rents (including fixed CAM), net	14,011	16,164

(3)	Operating lease right of use asset	1,664	1,714

(4)	Operating lease liabilities	2,779	2,835
	Below-market leases, net	16,733	20,042

Retail Value Inc.

Portfolio Summary

GLA in thousands
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Shopping Center Count
Operating Centers	26	28	29	31	35
Continental U.S.	14	16	17	19	23
Puerto Rico	12	12	12	12	12

Gross Leasable Area (GLA)
Owned and Ground Lease	10,240	11,448	11,633	12,135	13,145
Continental U.S.	5,805	7,017	7,202	7,704	8,717
Puerto Rico	4,435	4,431	4,431	4,431	4,428
Unowned	1,305	1,789	2,014	2,205	2,700

Quarterly Operational Overview

Continental U.S.
Base Rent PSF	$13.00	$13.54	$13.63	$13.52	$13.55
Leased Rate	89.6%	90.6%	91.4%	92.2%	92.2%
Leased Rate < 10K SF	77.1%	78.4%	80.0%	82.8%	83.7%
Leased Rate > 10K SF	92.3%	93.5%	94.2%	94.6%	94.5%

Puerto Rico
Base Rent PSF	$19.85	$19.93	$19.94	$20.62	$20.59
Leased Rate	85.8%	84.7%	83.8%	84.6%	85.3%
Leased Rate < 10K SF	79.0%	78.7%	77.1%	77.7%	76.8%
Leased Rate > 10K SF	89.0%	87.5%	87.0%	87.9%	89.3%

Operational Statistics
% of Aggregate Property NOI - Continental U.S.	50.2%	54.8%	47.8%	58.4%	60.9%
% of Aggregate Property NOI Puerto Rico	49.8%	45.2%	52.2%	41.6%	39.1%

Puerto Rico

Revenues:
Minimum rents	16,373	16,356	15,810	15,979	15,930
Percentage rent	920	645	191	383	1,157
Recoveries	6,250	5,804	5,715	5,622	5,607
Ancillary income	1,856	2,822	1,928	1,823	1,906
Lease termination fees	0	0	830	12	0
Other property revenues	15	109	854	(5)	19
Business interruption income	0	0	5,675	2,000	0
	25,414	25,736	31,003	25,814	24,619
Expenses:
Operating and maintenance	8,725	8,237	8,038	7,844	7,548
Real estate taxes	1,231	1,205	1,329	1,198	1,198
	9,956	9,442	9,367	9,042	8,746

Net operating income	15,458	16,294	21,636	16,772	15,873

Retail Value Inc.

Top 35 Tenants

$ and GLA in thousands
							Credit Ratings
	Tenant	Number of Units	Base Rent	% of Total	Owned GLA	% of Total	(S&P/Moody's/Fitch)
1	Walmart (1)	10	$8,571	6.5%	1,381	13.5%	AA/Aa2/AA
2	Bed Bath & Beyond (2)	10	4,176	3.2%	412	4.0%	B+/Ba2/NR
3	PetSmart	12	4,121	3.1%	222	2.2%	B-/B3/NR
4	Kohl's	5	3,669	2.8%	458	4.5%	BBB-/Baa2/BBB-
5	TJX Companies (3)	10	3,377	2.6%	302	2.9%	A/A2/NR
6	Best Buy	5	3,094	2.3%	214	2.1%	BBB/Baa1/NR
7	Gap (4)	9	2,744	2.1%	139	1.4%	BB/Ba1/NR
8	Rainbow Apparel	23	2,583	2.0%	115	1.1%	NR
9	Foot Locker	13	2,364	1.8%	57	0.6%	BB+/Ba1/NR
10	AMC Theatres	1	2,203	1.7%	92	0.9%	CCC-/Caa1/NR
11	Cinemark	2	2,143	1.6%	136	1.3%	BB-/NR/B+
12	Claro	17	2,126	1.6%	26	0.3%	BBB+/A3/A-
13	Burlington	4	1,913	1.4%	235	2.3%	BB/NR/BB-
14	Dick's Sporting Goods	3	1,892	1.4%	139	1.4%	NR
15	Lowe's	2	1,836	1.4%	256	2.5%	BBB+/Baa1/NR
16	Michaels	6	1,829	1.4%	141	1.4%	B/NR/NR
17	Caribbean Cinemas	4	1,807	1.4%	201	2.0%	NR
18	Ulta	6	1,668	1.3%	67	0.7%	NR
19	Office Depot	4	1,631	1.2%	82	0.8%	B/Ba3/NR
20	Yum! Brands	14	1,605	1.2%	31	0.3%	BB/Ba2/NR
21	Sears (5)	3	1,520	1.2%	281	2.7%	NR
22	Jo-Ann	3	1,462	1.1%	113	1.1%	CCC/B3/NR
23	BJ's Wholesale Club	1	1,456	1.1%	115	1.1%	B+/NR/NR
24	Walgreens	3	1,405	1.1%	41	0.4%	BBB/Baa2/BBB-
25	JC Penney	2	1,326	1.0%	181	1.8%	D/Caa3/C
26	Sprint	11	1,295	1.0%	24	0.2%	BB/B1/BB+
27	Home Depot	1	1,283	1.0%	114	1.1%	A/A2/A
28	AT&T	14	1,247	0.9%	24	0.2%	BBB/Baa2/A-
29	Econo	3	1,239	0.9%	168	1.6%	NR
30	Ponderosa Steakhouse	7	1,236	0.9%	38	0.4%	NR
31	Dave & Buster's	1	1,182	0.9%	40	0.4%	NR
32	T-Mobile	9	1,161	0.9%	19	0.2%	BB/NR/BB+
33	Journeys	9	1,144	0.9%	19	0.2%	NR
34	Chili's	7	1,136	0.9%	40	0.4%	B+/Ba3/NR
35	DSW	3	1,106	0.8%	64	0.6%	NR
	Top 35 Total	237	$74,550	56.5%	5,987	58.5%
	Total Portfolio		$132,025	100.0%	10,240	100.0%

(1) Walmart (8) / Sam's Club (2)				(4) Gap (1) / Old Navy (8)
(2) Bed Bath (9) / CTS (1)				(5) Sears (1) / Kmart (2)
(3) T.J. Maxx (6) / Marshalls (3) / HomeGoods (1)

Retail Value Inc.

Lease Expirations

$ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	10	$82	$8.20	0.1%	70	159	$6,078	$38.23	11.4%	71	169	$6,160	$36.45	5.2%
2020	4	227	1,887	$8.31	2.9%	90	181	6,353	$35.10	11.9%	94	408	8,240	$20.20	6.9%
2021	19	807	9,700	$12.02	14.7%	115	262	8,436	$32.20	15.8%	134	1,069	18,136	$16.97	15.2%
2022	32	988	11,265	$11.40	17.1%	100	226	8,317	$36.80	15.6%	132	1,214	19,582	$16.13	16.4%
2023	20	895	9,036	$10.10	13.7%	66	204	6,390	$31.32	12.0%	86	1,099	15,426	$14.04	12.9%
2024	25	1,060	10,782	$10.17	16.3%	81	281	7,795	$27.74	14.6%	106	1,341	18,577	$13.85	15.6%
2025	27	844	10,247	$12.14	15.5%	43	149	4,594	$30.83	8.6%	70	993	14,841	$14.95	12.4%
2026	6	152	1,677	$11.03	2.5%	26	77	2,874	$37.32	5.4%	32	229	4,551	$19.87	3.8%
2027	5	88	717	$8.15	1.1%	8	22	846	$38.45	1.6%	13	110	1,563	$14.21	1.3%
2028	5	188	2,156	$11.47	3.3%	3	5	139	$27.80	0.3%	8	193	2,295	$11.89	1.9%
2029	2	165	2,762	$16.74	4.2%	7	28	674	$24.07	1.3%	9	193	3,436	$17.80	2.9%
Thereafter	8	671	5,698	$8.49	8.6%	9	43	910	$21.16	1.7%	17	714	6,608	$9.25	5.5%
Total	154	6,095	$66,009	$10.83	100.0%	618	1,637	$53,406	$32.62	100.0%	772	7,732	$119,415	$15.44	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	68	156	$5,839	$37.43	10.9%	68	156	$5,839	$37.43	4.9%
2020	1	13	203	$15.62	0.3%	85	169	5,988	$35.43	11.2%	86	182	6,191	$34.02	5.2%
2021	4	109	1,213	$11.13	1.8%	95	195	6,721	$34.47	12.6%	99	304	7,934	$26.10	6.6%
2022	10	174	2,041	$11.73	3.1%	87	187	6,983	$37.34	13.1%	97	361	9,024	$25.00	7.6%
2023	3	71	1,104	$15.55	1.7%	49	128	4,399	$34.37	8.2%	52	199	5,503	$27.65	4.6%
2024	3	101	1,358	$13.45	2.1%	56	177	5,206	$29.41	9.7%	59	278	6,564	$23.61	5.5%
2025	5	143	2,251	$15.74	3.4%	33	92	3,061	$33.27	5.7%	38	235	5,312	$22.60	4.4%
2026	1	30	165	$5.50	0.2%	27	70	2,779	$39.70	5.2%	28	100	2,944	$29.44	2.5%
2027	3	64	874	$13.66	1.3%	13	30	1,313	$43.77	2.5%	16	94	2,187	$23.27	1.8%
2028	1	27	457	$16.93	0.7%	13	53	1,498	$28.26	2.8%	14	80	1,955	$24.44	1.6%
2029	1	21	40	$1.90	0.1%	14	46	1,263	$27.46	2.4%	15	67	1,303	$19.45	1.1%
Thereafter	122	5,342	56,303	$10.54	85.3%	78	334	8,356	$25.02	15.6%	200	5,676	64,659	$11.39	54.1%
Total	154	6,095	$66,009	$10.83	100.0%	618	1,637	$53,406	$32.62	100.0%	772	7,732	$119,415	$15.44	100.0%

Note: Excludes ground leases

Retail Value Inc.

Dispositions

$ and GLA in thousands
			Owned		Allocated Loan
	Property Name	City, State	GLA	Price	Amount (1)

04/17/18	Silver Spring Square (pre spin)	Mechanicsburg, PA	343	$80,810	$65,730
06/27/18	The Walk at Highwoods Preserve (pre spin)	Tampa, FL	138	25,025	18,250
07/06/18	Tequesta Shoppes	Tequesta, FL	110	14,333	11,400
07/10/18	Lake Walden Square	Plant City, FL	245	29,000	25,170
08/01/18	East Lloyd Commons	Evansville, IN	160	23,000	16,780
08/13/18	Grandville Marketplace	Grandville, MI	224	16,700	16,500
08/29/18	Brandon Boulevard Shoppes	Valrico, FL	86	14,650	11,120
09/14/18	Gresham Station	Gresham, OR	342	64,500	54,140
10/18/18	Palm Valley Pavilions	Goodyear, AZ	233	44,800	42,170
11/13/18	I-Drive Value Center	Orlando, FL	186	26,157	23,290
11/20/18	Douglasville Pavilion	Douglasville, GA	266	35,120	28,120
12/14/18	Kyle Crossing	Kyle, TX	121	27,600	22,690
		Total 2018	2,454	$401,695	$335,360

02/08/19	Millenia Plaza	Orlando, FL	412	$56,400	$47,130
02/27/19	Homestead Pavilion (TD Bank)	Homestead, FL	4	4,091	2,490
03/01/19	West Allis Center (Chick-Fil-A)	Milwaukee, WI	5	2,211	1,680
03/04/19	Lowe's Home Improvement	Hendersonville, TN	129	16,058	10,700
03/26/19	Midway Marketplace	St. Paul, MN	324	31,210	20,400
04/05/19	Mariner Square	Spring Hill, FL	194	17,000	11,300
05/23/19	Shoppers World of Brookfield	Brookfield, WI	203	19,450	15,200
05/31/19	Homestead Pavilion	Homestead, FL	295	62,250	42,100
06/13/19	Beaver Creek Crossings	Apex, NC	321	52,750	34,300
08/07/19	Harbison Court	Columbia, SC	242	36,500	19,800
08/09/19	West Allis Center	West Allis, WI	259	18,100	11,000
12/19/19	Marketplace at Towne Centre	Mesquite, TX	180	19,150	16,500
		Total 2019	2,568	$335,170	$232,600

01/15/20	Newnan Crossing S.C. Parcel (excluding Lowe's)	Newnan, GA	92	$11,600	$5,660
02/19/20	Hamilton Commons	Mays Landing, NJ	403	60,000	50,800
02/26/20	Tucson Spectrum	Tucson, AZ	717	84,000	69,300
		Total 2020 YTD	1,212	$155,600	$125,760

(1) Represents portion of CMBS loan balance allocated to specific asset. Not equivalent to amount of debt repaid when specific asset was sold.

Retail Value Inc.

Capital Structure

$, shares and units in thousands, except per share
	March 31, 2020	December 31, 2019	December 31, 2018
Capital Structure
Market Value Per Share	$12.25	$36.80	$25.59

Common Shares Outstanding	19,816	19,052	18,465
Common Shares Equity	$242,746	$701,119	$472,517

Redeemable Preferred Equity	$190,000	$190,000	190000

Bank Debt	$0	$0	$0
Mortgage Debt	$519,735	$674,331	$988,609
Less: Cash (including restricted cash)	$173,511	$183,294	$111,199
Net Debt	$346,224	$491,037	$877,410

Total Market Capitalization	$778,970	$1,382,155	$1,539,927

Debt Detail
	March 31, 2020	Maturity Date (1)	Contractual Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($30m)	$0	09/22	L + 105

Mortgage Debt (3)
Mortgage Debt - Class A	$64,835
Mortgage Debt - Class B	$101,200
Mortgage Debt - Class C	$308,400
Mortgage Debt - Class HRR	$45,300
Total Mortgage Debt (4)	$519,735	03/24	L + 313

Debt Subtotal	$519,735

Unamortized Loan Costs, Net	($13,945)
Total Debt	$505,790

Rate Type
Fixed	$0	0.0 years	0.00%
Variable	$519,735	3.9 years	3.84%
	$519,735	3.9 years	3.84%

Mortgage Debt Yield
	March 31, 2020	December 31, 2018	December 31, 2018
Adjusted Net Cash Flow	$73,313	$90,389	$99,639
Mortgage Loan Balance	$519,735	$656,943	$961,640
Debt Yield	14.11%	13.76%	10.36%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR; as of March 31, 2020 1M LIBOR .71%.
(3) Excludes loan fees and unamortized loan costs.
(4) LIBOR subject to a 3.0% cap.

Retail Value Inc.

Property List

#	Center	MSA	Location	ST	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Newnan Crossing	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	130	130	$7.42	Lowe's
2	Green Ridge Square	Grand Rapids-Wyoming, MI	Grand Rapids	MI	216	407	$12.48	Bed Bath & Beyond, Best Buy, Michaels, Target (U)
3	Riverdale Village	Minneapolis-St. Paul-Bloomington, MN-WI	Coon Rapids	MN	788	968	$15.61	Bed Bath & Beyond, Best Buy, Costco (U), Dick's Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl's, Old Navy, T.J. Maxx
4	Maple Grove Crossing	Minneapolis-St. Paul-Bloomington, MN-WI	Maple Grove	MN	262	350	$13.42	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl's, Michaels
5	Crossroads Center	Gulfport-Biloxi-Pascagoula, MS	Gulfport	MS	555	591	$12.08	Academy Sports, Barnes & Noble, Belk, Burke's Outlet, Cinemark, Michaels, Ross Dress for Less, T.J. Maxx
6	Big Oaks Crossing	Tupelo, MS	Tupelo	MS	348	348	$6.47	Jo-Ann, Sam's Club, Walmart
7	Seabrook Commons	Boston-Cambridge-Newton, MA-NH	Seabrook	NH	175	393	$18.32	Dick's Sporting Goods, Walmart (U)
8	Wrangleboro Consumer Square	Atlantic City-Hammonton, NJ	Mays Landing	NJ	840	840	$13.73	Best Buy, BJ's Wholesale Club, Books-A-Million, Burlington, Christmas Tree Shops, Dick's Sporting Goods, Gabe's, Kohl's, Michaels, PetSmart, Staples, Target
9	Great Northern Plaza	Cleveland-Elyria, OH	North Olmsted	OH	630	669	$13.42	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc's, PetSmart
10	Uptown Solon	Cleveland-Elyria, OH	Solon	OH	182	182	$14.15	Bed Bath & Beyond
11	Peach Street Marketplace	Erie, PA	Erie	PA	721	1,001	$10.59	Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Hobby Lobby, Home Depot (U), Kohl's, Lowe's, Marshalls, PetSmart, Target (U)
12	Noble Town Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Jenkintown	PA	168	168	$14.22	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart
13	Willowbrook Plaza	Houston-The Woodlands-Sugar Land, TX	Houston	TX	385	393	$16.03	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
14	Marketplace of Brown Deer	Milwaukee-Waukesha-West Allis, WI	Brown Deer	WI	405	405	$9.22	Bob's Discount Furniture, Burlington, Michaels, OfficeMax, Pick 'n Save, Ross Dress for Less, T.J. Maxx
15	Plaza Isabela	Aguadilla-Isabela, PR	Isabela	PR	259	259	$14.65	Selectos Supermarket, Walmart
16	Plaza Fajardo	Fajardo, PR	Fajardo	PR	274	274	$15.84	Econo, Walmart
17	Plaza Walmart	Guayama, PR	Guayama	PR	164	164	$8.84	Walmart
18	Plaza del Atlántico	San Juan-Carolina-Caguas, PR	Arecibo	PR	223	223	$11.53	Capri
19	Plaza del Sol	San Juan-Carolina-Caguas, PR	Bayamon	PR	598	710	$30.97	Bed Bath & Beyond, Caribbean Cinemas, Dave & Buster's, H & M, Home Depot (U), Old Navy, Pep Boys, Walmart
20	Plaza Río Hondo	San Juan-Carolina-Caguas, PR	Bayamon	PR	555	555	$24.99	Best Buy, Caribbean Cinemas, Marshalls Mega Store, Pueblo, T.J. Maxx
21	Plaza Escorial	San Juan-Carolina-Caguas, PR	Carolina	PR	525	636	$15.58	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam's Club, Walmart
22	Plaza Cayey	San Juan-Carolina-Caguas, PR	Cayey	PR	313	339	$8.90	Caribbean Cinemas (U), Pep Boys, Walmart
23	Plaza del Norte	San Juan-Carolina-Caguas, PR	Hatillo	PR	686	703	$19.11	Caribbean Cinemas, Econo Supermarket, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx
24	Plaza Palma Real	San Juan-Carolina-Caguas, PR	Humacao	PR	451	451	$14.55	Marshalls, Pep Boys, Walmart
25	Señorial Plaza	San Juan-Carolina-Caguas, PR	Rio Piedras	PR	202	202	$17.60	Pueblo
26	Plaza Vega Baja	San Juan-Carolina-Caguas, PR	Vega Baja	PR	185	185	$11.20	Econo
			Total		10,240	11,545

Note: (U) indicates unowned. Anchors include tenants greater than 20K SF

Retail Value Inc.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes expansions and re-tenanting.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 31.5 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers.  Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	Interest expense incurred during construction is capitalized and depreciated over the building life.

Retail Value Inc.

Non-GAAP Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.  The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i)  gains and losses from disposition of real estate property and related investments, which are presented net of taxes, if any, (ii) impairment charges on real estate property and related investments and (iii) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges and income recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and income that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains/losses on the early extinguishment of debt, net hurricane-related activity and transaction costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and income may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges and income are non-recurring.  These charges and income could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance and (iii) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition

Retail Value Inc.

Non-GAAP Measures

to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

Retail Value Inc. 3300 Enterprise Pkwy. Beachwood, OH 44122 P.216.755.5500 F. 216.755.1500 www.retailvalueinc.com